UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 16, 2018
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13 (a) of the Exchange Act. ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Completion of Offering of 6.00% Senior Notes due 2025

On March 16, 2018, Meritage Homes Corporation, a Maryland corporation (the “Company”), completed an offering of $200,000,000 aggregate principal amount of 6.00% Senior Notes due 2025 (the “2025 Notes”) that are guaranteed (the “Guarantees,” and collectively with the 2025 Notes, the “Securities”) by certain of the Company’s subsidiaries (the “Guarantors”). The Securities were offered to investors in a private placement in reliance on Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have not been registered under the Securities Act or any state securities laws and may not be sold except in a transaction registered under, or exempt from, the registration provisions of the Securities Act and applicable state securities laws.

The 2025 Notes will be treated as a single class under the Indenture with the Company’s previously issued and currently outstanding $200,000,000 aggregate principal amount of 6.00% Senior Notes due 2025. Because the 2025 Notes issued on March 16, 2018 (as described above) will be subject to transfer restrictions upon issuance, the new notes will be identified by different CUSIP numbers than those for the outstanding 6.00% Senior Notes due 2025 and will trade separately from the outstanding notes until the new notes are exchanged for new exchange notes registered under the Securities Act. A description of the registration rights agreement pursuant to which the Company agreed to register the 2025 Notes is included below in this Form 8-K.

The Securities were issued pursuant to an Indenture dated June 2, 2015, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Indenture”). The material terms of the 2025 Notes and the Indenture are described below.

The 2025 Notes are the general unsecured obligations of the Company. The 2025 Notes will rank senior in right of payment to all future obligations of the Company that are, by their terms, expressly subordinated in right of payment to the 2025 Notes and pari passu in right of payment with all existing and future unsecured obligations of the Company that are not so subordinated. The 2025 Notes bear interest at 6.00% per annum, payable on June 1 and December 1 of each year. The issue price of the 2025 Notes will include accrued and unpaid interest on the 2025 Notes from and including December 1, 2017, the first day of the current interest period for the currently outstanding 6.00% Senior Notes due 2025, to but excluding March 16, 2018, the issuance date of the 2025 Notes. The first interest payment date for the 2025 Notes will be June 1, 2018. Interest on the 2025 Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Prior to March 1, 2025, the Company may redeem the 2025 Notes in whole at any time or in part from time to time, on at least 30 but not more than 60 days’ prior written notice, at a redemption price equal to the greater of (i) 100% of the principal amount of the notes being redeemed, or (ii) the sum of the present values of the remaining scheduled payments on the 2025 Notes being redeemed, discounted to the date of redemption (on a semiannual basis) at a discount rate equal to the rate payable with respect to comparable treasury securities plus 0.50%. On or after March 1, 2025, the Company may redeem any or all of the 2025 Notes at any time at a redemption price equal to 100% of the principal amount of the 2025 Notes being redeemed. The Company will also pay accrued and unpaid interest on any 2025 Notes being redeemed to the redemption date.

The terms of the Indenture, among other things, generally limit, subject to exceptions, the ability of the Company and certain of its subsidiaries to (i) incur secured indebtedness and (ii) enter into certain sale and leaseback transactions.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of covenants or other agreements in the Indenture; defaults under certain other indebtedness; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is continuing under the Indenture, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding notes issued under the Indenture may declare the principal of, premium, of any, and accrued interest on all the outstanding notes immediately due and payable. In addition, in the event there is both (i) a change in control and (ii) a ratings decline by either Standard & Poor’s Ratings Services or Moody’s Investors Service, Inc., the Company will be required to commence and consummate an offer to purchase all notes then outstanding at a price equal to 101% of their principal amount, plus accrued interest (if any) to the date of repurchase.

The foregoing description of the 2025 Notes and the Indenture is only a summary and is qualified in its entirety by reference to the full text of the Indenture, including the form of note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the sale of the 2025 Notes, the Company and the Guarantors entered into a Registration Rights Agreement dated as of March 16, 2018 (the “Registration Rights Agreement”), with the initial purchasers of the 2025 Notes. Pursuant to the Registration Rights Agreement, the Company will use its reasonable best efforts to register with the Securities and Exchange Commission exchange notes (“Exchange Notes”), which will have substantially identical terms as the 2025 Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions), so the Company can offer to exchange freely tradable Exchange Notes for the 2025 Notes.

The foregoing description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS

On March 16, 2018, the Company issued a press release announcing the closing of the offering of Notes described above. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

4.1	Indenture for 6.00% Senior Notes due 2025, and Form of Note, incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K filed on June 2, 2015

10.1	Registration Rights Agreement relating to 6.00% Senior Notes due 2025

99.1	Press Release dated March 16, 2018, announcing the closing of a private offering of $200 million of 6.00% Senior Notes due 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2018

MERITAGE HOMES CORPORATION

/s/ HILLA SFERRUZZA
By:	Hilla Sferruzza
Executive Vice President, Chief Financial Officer